Exhibit 99.2

Nimble Storage Reports Fourth Quarter and Fiscal Year 2014 Financial Results

-Company achieves record quarterly revenue of $41.7 million, up 107% year-over-year

-Adds over 500 new end-customers in the fourth quarter, reaching 2,645 total end-customers

San Jose, Calif. – February 27, 2014 – Nimble Storage (NYSE: NMBL), a leading provider of flash-optimized hybrid storage solutions, today reported financial results for the fourth quarter and fiscal year ended January 31, 2014. The Company has released a discussion of these results by posting the current Shareholder Letter on its website. Please visit the Nimble Storage investor relations website at http://investors.nimblestorage.com to view the letter.

Fiscal Fourth Quarter 2014 Financial Highlights:

•	Revenues for the fourth quarter of fiscal 2014 were $41.7 million, compared to $20.2 million in the fourth quarter of fiscal 2013, representing growth of 107% year-over-year.

•	Non-GAAP Gross Margins of 67.2% for the fourth quarter of fiscal 2014, compared to 61.8% in the fourth quarter of fiscal 2013.

•	Non-GAAP Operating Margins of negative 20.9% for the fourth quarter of fiscal 2014, compared to negative 45.8% in the fourth quarter of fiscal 2013.

•	GAAP net loss for the fiscal fourth quarter was $13.2 million, or $0.29 per basic and diluted share, compared with a net loss of $10.2 million, or $0.53 per basic and diluted share in the fiscal fourth quarter of 2013.

•	Non-GAAP net loss for the fiscal fourth quarter was $9.1 million, or $0.14 per basic and diluted share, compared with a net loss of $9.3 million, or $0.16 per basic and diluted share in the fiscal fourth quarter of 2013.

Fiscal Year 2014 Financial Highlights:

•	Revenues for fiscal 2014 were $125.7 million, compared to $53.8 million in fiscal 2013, representing growth of 134% year-over-year.

•	Non-GAAP Gross Margins of 65.4% for fiscal 2014, compared to 62.3% in fiscal 2013.

•	Non-GAAP Operating Margins of negative 26.6% for fiscal 2014, compared to negative 46.7% in fiscal 2013.

•	GAAP net loss for fiscal 2014 was $43.1 million, or $1.61 per basic and diluted share, compared with a net loss of $27.9 million, or $1.53 per basic and diluted share in fiscal 2013.

•	Non-GAAP net loss for fiscal 2014 was $34.0 million, or $0.56 per basic and diluted share, compared with a net loss of $25.3 million, or $0.46 per basic and diluted share in fiscal 2013.

“Fiscal 2014 was an exciting year for Nimble Storage. We completed our IPO and achieved strong year-over-year revenue growth of 134%,” said Suresh Vasudevan, chief executive officer, Nimble Storage. “We ended fiscal 2014 with over 2,600 end-customers and over 900 channel partners, while further expanding our customer base of large enterprise companies and service providers. We view this success and our continued momentum as market validation of our differentiated platform, built on our innovative CASL file system software and InfoSight, our cloud based management software.”

Recent Business Highlights:

•	Announced a new Nimble Storage SmartStack converged infrastructure solution that allows enterprises to address the storage performance challenges for desktop and server virtualization workloads in a single converged infrastructure stack.

•	Signed an exclusive master distribution agreement with Toshiba, which will distribute Nimble Storage hybrid arrays through its value-added distributor and reseller partner community in Japan. In addition, Toshiba will provide local language 24x7 on-site support for all Nimble hybrid storage products throughout Japan.

•	Announced that its Nimble Storage CS-Series Arrays have been selected as the Best Hybrid Flash Storage Product by TechTarget’s storage magazine Modern Infrastructure Magazine.

•	Raised $176.7 million in net proceeds from its December 12, 2013 initial public offering

Conference Call Information:

As previously announced, Nimble Storage will host a live question & answer conference call and webcast today at 5:00 p.m. ET (2:00 p.m. PT) to discuss its financial results for the fourth quarter and fiscal year ended January 31, 2014.

To access the conference call, dial 877-941-8416, using conference code 4667492. Callers outside the U.S. and Canada should dial 480-629-9808, using conference code 4667492. A replay of the conference call will be available through Thursday, March 6, 2014. To access the replay, please dial 800-406-7325 and enter pass code 4667492. Callers outside the U.S. and Canada should dial 303-590-3030 and enter pass code 4667492.

The live webcast will be accessible on Nimble Storage’s investor relations website at http://investors.nimblestorage.com/ and will be archived and available on this site for 45 days.

Non-GAAP Financial Measures

To provide investors with additional information regarding its financial results, Nimble Storage has disclosed in this release non-GAAP financial measures that are not calculated in accordance with generally accepted accounting principles in the United States, or GAAP. The Company provides non-GAAP gross margin, non-GAAP operating margin, non-GAAP net loss and non-GAAP net loss per share. In computing these non-GAAP financial measures, the Company excludes the effects of stock-based compensation, which is a recurring expense for the Company. The Company has provided a reconciliation below of non-GAAP financial measures to the most directly comparable GAAP financial measures.

The Company discloses these non-GAAP financial measures because they are key measures used by the Company’s management and board of directors to understand and evaluate the core operating performance and trends, to prepare and approve the annual budget and to develop short-term and long-term operational and compensation plans. In particular, the exclusion of certain expenses in calculating non-GAAP financial measures can provide a useful measure for period-to-period comparisons of the Company’s core business. Accordingly, the Company believes that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s operating results in the same manner as the Company’s management and board of directors.

The use of non-GAAP financial measures has limitations as analytical tools, as such, non-GAAP financial measures should not be considered in isolation or as substitutes for analysis of the Company’s results as reported under GAAP. Some of these limitations are:

•	Non-GAAP financial measures do not consider the potentially dilutive impact of equity-based compensation, which is an ongoing expense for the Company; and

•	Other companies, including companies in our industry, may calculate non-GAAP financial measures differently, which reduces their usefulness as comparative measures.

Forward Looking Statements

This press release contains “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. We intend for such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our business plans and objectives, potential growth opportunities, competitive position, industry environment and potential market opportunities.

Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors including, but not limited to, those related to our future financial performance, market acceptance of our solutions, our ability to increase sales of our solutions, including to attract and retain customers and to selling additional solutions to our existing customers, our ability to develop new solutions and bring them to market in a timely manner, pricing pressure (as a result of competition or otherwise), our ability to maintain, protect and enhance our brand and intellectual property, and our ability to continue to expand our business and manage our growth. Moreover, we operate in very competitive and rapidly changing environments, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Further information on these and other factors that could affect our financial results are included in our filings we make with the Securities and Exchange Commission, and may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements.

You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. Moreover, neither we, nor any other person, assume responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to publicly update any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law.

Nimble Storage Resources

•	Nimble Storage Website

•	Case Studies and Videos

•	Follow Nimble Storage on Twitter: @NimbleStorage

•	Join the Nimble Storage Group on LinkedIn

•	Visit Nimble Storage on Facebook

About Nimble Storage

Nimble Storage believes enterprises should not have to compromise on performance, capacity, ease of use, or price. Nimble has developed a hybrid storage architecture engineered from the ground up to seamlessly integrate flash and high-capacity drives. Our customers enjoy fast application performance, enhanced backup and disaster recovery, and stress-free operations—all while lowering their TCO. Nimble Storage solutions are available through a global network of world-class channel partners. For more information, visit www.nimblestorage.com and follow us on Twitter: @nimblestorage.

©Nimble Storage, CASL, InfoSight, SmartStack and NimbleConnect are trademarks or registered trademarks of Nimble Storage. Other trade names or words used in this document are the properties of their respective owners.

Press Contacts:

Kristalle Cooks

650-346-7810

Kristalle@nimblestorage.com

Investor Relations Contact:

Cynthia Hiponia and Alice Kousoum

The Blueshirt Group

408-514-3475

IR@nimblestorage.com

SOURCE: Nimble Storage

Nimble Storage, Inc.

Preliminary Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2014	2013	2014	2013
Revenue:
Product	$37,162	$18,627	$112,812	$49,765
Support and service	4,558	1,552	12,921	4,075

Total revenue	41,720	20,179	125,733	53,840
Cost of revenue:
Product (1)	11,536	6,409	36,231	17,266
Support and service (1)	2,445	1,357	7,980	3,184

Total cost of revenue	13,981	7,766	44,211	20,450
Total gross profit	27,739	12,413	81,522	33,390
Operating expenses:
Research and development (1)	11,510	5,120	35,247	16,135
Sales and marketing (1)	23,777	15,489	75,107	39,851
General and administrative (1)	5,265	1,930	13,737	5,168

Total operating expenses	40,552	22,539	124,091	61,154

Loss from operations	(12,813)	(10,126)	(42,569)	(27,764)
Interest income (expense), net	(6)	11	21	32
Other expense, net	(161)	(23)	(150)	(26)

Loss before provision for income taxes	(12,980)	(10,138)	(42,698)	(27,758)
Provision for income taxes	173	73	425	99

Net loss	(13,153)	(10,211)	(43,123)	(27,857)
Accretion of redeemable convertible preferred stock	(5)	(10)	(36)	(34)

Net loss attributable to common stockholders	$(13,158)	$(10,221)	$(43,159)	$(27,891)

Net loss per share attributable to common stockholders, basic and diluted	$(0.29)	$(0.53)	$(1.61)	$(1.53)

Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	45,278	19,218	26,772	18,236

(1) Includes stock-based compensation expense as follows:
Cost of product revenue	$102	$29	$232	$48
Cost of support and service revenue	210	37	468	114
Research and development	1,354	295	3,049	874
Sales and marketing	1,703	357	3,674	1,029
General and administrative	733	164	1,726	539

Total stock-based compensation expense	$4,102	$882	$9,149	$2,604

Nimble Storage, Inc.

Preliminary Consolidated Balance Sheets

(In thousands)

(Unaudited)

	As of January 31,
	2014	2013
Assets
Current assets:
Cash and cash equivalents	$208,486	$49,205
Accounts receivable, net	17,676	13,725
Inventories	5,412	4,359
Prepaid expenses and other current assets	3,176	1,153

Total current assets	234,750	68,442
Property and equipment, net	20,209	4,061
Restricted cash, non-current	3,900	—
Other long-term assets	212	60

Total assets	$259,071	$72,563

Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$9,093	$6,467
Accrued compensation and benefits	9,837	6,773
Deferred revenue, current portion	16,178	5,465
Other current liabilities	3,855	902

Total current liabilities	38,963	19,607
Deferred revenue, non-current portion	17,331	5,431
Other long-term liabilities	11,091	2,628

Total liabilities	67,385	27,666

Commitments and contingencies
Redeemable convertible preferred stock	—	98,559
Stockholders’ equity (deficit):
Common stock	67	17
Additional paid-in capital	292,686	5,835
Notes receivable from stockholders	—	(1,562)
Accumulated other comprehensive income	25	17
Accumulated deficit	(101,092)	(57,969)

Total stockholders’ equity (deficit)	191,686	(53,662)

Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$259,071	$72,563

Nimble Storage, Inc.

Preliminary Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2014	2013	2014	2013
Cash flows from operating activities:
Net loss	$(13,153)	$(10,211)	$(43,123)	$(27,857)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,729	446	4,177	1,118
Stock-based compensation expense	4,102	882	9,149	2,604
Loss on disposal of property and equipment	72	—	148	—
Provision (recoveries) for allowance for doubtful accounts	55	(21)	104	—
Provision for excess and obsolete inventories	177	194	252	421
Changes in operating assets and liabilities:
Accounts receivable	(1,066)	(1,753)	(4,055)	(9,187)
Inventories	423	(1,627)	(1,304)	(3,043)
Prepaid expenses and other assets	996	205	(2,182)	(570)
Accounts payable	(2,567)	1,251	333	4,318
Deferred revenue	7,128	3,406	22,613	8,868
Accrued and other liabilities	4,289	3,330	7,146	4,574

Net cash provided by (used in) operating activities	2,185	(3,898)	(6,742)	(18,754)
Cash flows from investing activities:
Purchase of property and equipment	(5,461)	(1,424)	(13,613)	(3,954)
Proceeds from sale of property and equipment	—	—	27	—
Change in restricted cash	—	—	(3,900)	400

Net cash used in investing activities	(5,461)	(1,424)	(17,486)	(3,554)
Cash flows from financing activities:
Proceeds from issuance of of common stock, net of issuance costs	176,729	—	176,729	—
Proceeds from issuance of redeemable convertible preferred stock, net of issuance costs	—	—	—	40,604
Proceeds from exercise of stock options, net of repurchases	357	719	5,201	2,096
Proceeds from repayment of loans from stockholders	—	—	1,571	—

Net cash provided by financing activities	177,086	719	183,501	42,700
Foreign exchange impact on cash and cash equivalents	(43)	20	8	17

Net increase (decrease) in cash and cash equivalents	173,767	(4,583)	159,281	20,409
Cash and cash equivalents, beginning of period	34,719	53,788	49,205	28,796

Cash and cash equivalents, end of period	$208,486	$49,205	$208,486	$49,205

Nimble Storage, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2014	2013	2014	2013

GAAP gross margin	$27,739	$12,413	$81,522	$33,390
Stock-based compensation	312	66	700	162

Non-GAAP gross margin	$28,051	$12,479	$82,222	$33,552

GAAP operating margin	$(12,813)	$(10,126)	$(42,569)	$(27,764)
Stock-based compensation	4,102	882	9,149	2,604

Non-GAAP operating margin	$(8,711)	$(9,244)	$(33,420)	$(25,160)

GAAP net loss	$(13,153)	$(10,211)	$(43,123)	$(27,857)
Stock-based compensation	4,102	882	9,149	2,604

Non-GAAP net loss	$(9,051)	$(9,329)	$(33,974)	$(25,253)

GAAP net loss per share, basic and diluted	$(0.29)	$(0.53)	$(1.61)	$(1.53)
Stock-based compensation	0.09	0.05	0.34	0.14
Impact of difference in number of GAAP and non-GAAP shares	0.06	0.32	0.71	0.93

Non-GAAP net loss per share	$(0.14)	$(0.16)	$(0.56)	$(0.46)

Shares used to compute GAAP net loss per share attributable to common stockholders, basic and diluted	45,278	19,218	26,772	18,236
Weighted average effect of the assumed conversion of convertible preferred stock from the date of issuance	19,856	38,868	34,076	36,651

Shares used to compute Non-GAAP net loss per share	65,134	58,086	60,848	54,887